FINANCIAL INVESTORS TRUST

Grandeur Peak Global Micro Cap Fund

(the “Fund”)

SUPPLEMENT DATED SEPTEMBER 21, 2015 TO THE FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 29, 2015

The distributor of the Fund, ALPS Distributors, Inc., is soliciting subscriptions for the Fund’s Institutional Class shares during an initial offering period to begin on September 21, 2015 and end the close of business on October 19, 2015 (the “Subscription Period”).  The subscription price will be the Fund’s initial net asset value of $10.00 per share.  Only those potential investors who have been given a specific share allocation of the Fund’s Institutional Class shares by the Fund’s investment adviser, Grandeur Peak Global Advisors, prior to October 20, 2015 will be allowed to purchase Institutional Class shares of the Fund beginning on October 20, 2015 (the date the Fund intends to commence operations) through October 30, 2015.  Checks or drafts to purchase the Fund’s Institutional Class shares that are received during the Subscription Period will be held uninvested until October 20, 2015.   The Fund’s Investor Class shares will remain unavailable for purchase.

Please contact Grandeur Peak at 1-855-377-PEAK(7325) for further information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.  YOU MAY DISCARD THIS SUPPLEMENT ONCE SHARES OF THE FUNDS ARE OFFERED FOR SALE.